UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2006

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

          (a)          On November 5, 2005, Rentech Development Corporation (“Rentech Development”), a subsidiary of Rentech, Inc. (“Rentech”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Royster-Clark, Inc. (“Royster”), for the sale by Royster of all of the issued and outstanding shares of capital stock of Royster-Clark Nitrogen, Inc. (“RCN”) to Rentech Development.  RCN and Rentech Development entered into the Second and Third Amendments to the Stock Purchase Agreement on March 8, 2006.

          Concurrently with the closing of the transactions contemplated by the Stock Purchase Agreement, Rentech Development will enter into a Distribution Agreement (the “Distribution Agreement”) with Royster-Clark Resources LLC (“RCR”), a subsidiary of Royster.  The Distribution Agreement will provide that Rentech Development will sell to RCR, and RCR will act as exclusive distributor for the sale in the United States of, anhydrous ammonia, granular urea, UAN solutions and nitric acid and related nitrogen-based products manufactured at the East Dubuque, Illinois facility Rentech Development would acquire as a result of the acquisition.  Pursuant to the Second Amendment to the Stock Purchase Agreement, Rentech Development and RCN revised the form of Distribution Agreement to be signed by the parties by adjusting, among other things, the commissions payable to RCN, extending the term of the agreement from five years to ten years and providing Rentech Development with the right to store specified amounts of its ammonia at RCN’s ammonia terminal in Niota, Illinois for a monthly fee.  A copy of the Second Amendment to the Stock Purchase Agreement is filed herewith as Exhibit 2.1 and incorporated by reference.

          The Third Amendment to the Stock Purchase Agreement extends the date by which Rentech Development shall use its commercially reasonable efforts to obtain and deliver to Royster a term sheet with respect to the equity portion of any financing Rentech is using to complete the acquisition.  A copy of the Third Amendment to the Stock Purchase Agreement is filed herewith as Exhibit 2.2 and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

          (d)

Exhibit Number	Description of Exhibit

2.1	Second Amendment to the Stock Purchase Agreement dated November 5, 2005, by and between Rentech Development Corporation and Royster-Clark Nitrogen, Inc.

2.2	Third Amendment to the Stock Purchase Agreement dated November 5, 2005, by and between Rentech Development Corporation and Royster-Clark Nitrogen, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Dated: March 14, 2006	By:	/s/ Amanda M. Darby

Amanda M. Darby General Counsel and Secretary